SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 14, 2004

                          Varian Medical Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-7598                  94-2359345
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                 Number)              Identification No.)

3100 Hansen Way, Palo Alto, CA                                   94304-1030
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On June 14, 2004, Varian Medical Systems, Inc. issued a press release regarding Varian Medical Systems Announces 2-For-1 Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press Release dated June 14, 2004 regarding Varian Medical Systems Announces 2-For-1 Stock Split.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Varian Medical Systems, Inc.

                                         By: /s/ JOSEPH B. PHAIR
                                         ---------------------------------------
                                         Name: Joseph B. Phair
                                         Title: Vice President, Administration,
                                                  General Counsel and Secretary

Dated: June 14, 2004

                                  EXHIBIT INDEX

Number                              Exhibit
------                              -------

 99.1 Press Release dated June 14, 2004 regarding Varian Medical Systems Announces 2-For-1 Stock Split.